                                                                    EXHIBIT 10.3

LRO# 43 CHARGE/MORTGAGE             RECEIPTED AS PR852461 on 2005 05 18 at 16:46

The applicant(s) hereby applies to the Land Registrar.   yyyy mm dd Page 1 of 15

PROPERTIES

PIN           13340-0023 LT Estate/Qualifier  Fee Simple Lt Conversion Qualified

Description   PT LT 9, CON 1 SDS TT ; PT LT 33, PL G14 ; PT LT 34, PL G14 ; PT
              LT 35, PL G14 , PART 1, 43R967, S/T RO1094644, S/T TT173300; S/T
              TT175940,TT73395,TT73396
              MISSISSAUGA

Address       02495 HAINES ROAD
              MISSISSAUGA

CHARGOR(S)

The chargor(s) hereby charges the land to the chargee(s). The chargor(s) acknowledges the receipt of the charge and the standard charge terms, if any.

Name                   STEELBANK TUBULAR INC.

Address for Service    2495 Haines Road
                       Mississauga, Ontario
                       L4Y 1Y7

I, J. Peter Farquhar, Chairman and CEO, have the authority to bind the corporation.

This document is not authorized under Power of Attorney by this party.

Chargee(s)                                  Capacity                      Share

Name                   THE EQUITABLE TRUST COMPANY

Address for Service    c/o First National Financial Corporation
                       100 University Avenue
                       Suite 700 - North Tower
                       Toronto, Ontario
                       M5J 1V6
                       Loan No.: 507614

STATEMENTS

Schedule: See Schedules

PROVISIONS

Principal                      $3,500,000.00                 Currency       CDN
Calculation Period             monthly, not in advance
Balance Due Date               2006/06/01
Interest Rate                  RBC Prime Rate + 1.25%
Payments
Interest Adjustment Date       2005 06 01
Payment Date                   1st day monthly
First Payment Date             2005 07 01
Last Payment Date              2006 06 01
Standard Charge Terms          200033
Insurance Amount               full insurable value
Guarantor                      Tarpon Industries Inc.

SIGNED BY

Brett Jason Tkatch   2 Queen Street East Suite 1500  acting for Chargor(s)  Signed  2005 05 18
                     Toronto M5C 3G5

Tel       4165931221
Fax       4165935437

SUBMITTED BY

BLANEY MCMURTRY LLP    2 Queen Street East Suite 1500              20050518
                       Toronto M5C 3G5

Tel       4165931221

LRO# 43 CHARGE/MORTGAGE             RECEIPTED AS PR852461 ON 2005 05 18 at 16.46

The applicant(s) hereby applies to the Land Registrar.   yyyy mm dd Page 2 of 15

SUBMITTED BY

Fax      4165935437

FEES/TAXES/PAYMENT

Statutory Registration Fee          $60.00
Total Paid                          $60.00

FILE NUMBER

Chargee Client File Number:               0506730238

        THIS IS A SCHEDULE ATTACHED TO A CHARGE/MORTGAGE OF LAND BETWEEN
                             STEELBANK TUBULAR INC.
                         AND THE EQUITABLE TRUST COMPANY
                     AS GUARANTEED BY TARPON INDUSTRIES INC.
      PURSUANT TO A SEPARATE STANDALONE GUARANTEE AND POSTPONEMENT OF CLAIM
   RELATING TO THOSE LANDS LEGALLY DESCRIBED UNDER THE HEADING "PROPERTIES" ON
        PAGE 1 OF THE CHARGE/MORTGAGE TO WHICH THIS SCHEDULE IS ATTACHED,
         AND MUNICIPALLY KNOWN AS 2495 HAINES ROAD, MISSISSAUGA, ONTARIO

1.    STANDARD CHARGE TERMS

      The terms contained in this schedule are in addition to the terms contained in the Standard Charge Terms 200033. In the event of any conflict between the terms contained in this schedule and those contained in the Standard Charge Terms, the terms contained in this schedule shall, to the extent of the conflict, prevail.

2.    SHORT FORMS OF MORTGAGES ACT

      If any of the forms of words contained herein are also contained in Column One of Schedule 6 of the Short forms of Mortgages Act, R.S.O. 1980, Ch. 474 ("SFMA') and distinguished by a number therein, this Charge shall be deemed to include and shall have the same effect as if this Charge contained the form of words in Column Two of Schedule B of the SFMA distinguished by the same number, and this Charge shall be interpreted as if the SFMA was still in full force and effect. The provisions of this Charge and its short form clauses shall not derogate from the Chargee's rights under the long clauses in the SFMA which shall be in addition thereto or in substitution for part or parts thereof as the Chargee may elect and all shall have the force of covenant.

3.    DEFINITIONS

      In this schedule, the following definitions apply:

      (a) "APPLICABLE LAWS" means, in respect of any person, property, transaction or event, all applicable federal, provincial or municipal laws, statutes, regulations, rules, by- laws, policies and guidelines, orders, permits, licences, authorizations, approvals and all applicable common kw or equitable principles in force and effect during the currency of this Charge;

      (b)   "BALANCE DUE DATE" means the 1st day of June, 2006;

      (c) "BUSINESS DAY" means a day other than a Saturday, Sunday or Statutory Holiday in Toronto, Ontario.

      (d) "CHARGE", "CHARGE OF LAND" and "CHARGE/MORTGAGE OF LAND" mean this Charge of Land made pursuant to the Land Registration Reform Act and any amendments thereto and including the Standard Charge Terms;

      (e) "CHARGEE" means The Equitable Trust Company and its successors and assigns;

      (f) "CHARGOR" means Steelbank Tubular Inc. and its successors and assigns;

      (g) "COMMITMENT LETTER" means the letter issued by First National Financial Corporation dated as of May 12th, 2005 setting out the terms of the loan secured by this Charge, as it may be amended from time to time;

      (h) "COSTS" means all of the fees, costs, charges, losses, damages and expenses incurred by the Chargee as a direct or indirect consequence of granting the loan secured by this Charge including, without limitation, all expenses incurred in the construction, preservation, maintenance, repair, insuring and realization of the security contained herein, and all legal costs incurred by the Chargee on a substantial indemnity basis;

      (i) "COVENANTOR" means Tarpon Industries Inc. and its successors and assigns;

      (j) "ENVIRONMENTAL LAWS" means all present and future Applicable Laws, standards and requirements relating to environmental or occupational health and safety matters, including those relating to the presence, release, reporting, licensing, permitting, investigation, disposal, storage, use, remediation and clean-up or any other aspect of a Hazardous Substance.

      (k) "ENVIRONMENTAL PROCEEDING" means any investigation, action, proceeding, conviction, fine, judgement, notice, order, claim, directive, permit, license, approval, agreement or Lien of any nature or kind arising under or relating to Environmental Laws.

      (l) "HAZARDOUS SUBSTANCE" means any substance or material that is prohibited, controlled, otherwise regulated by any governmental authority or is otherwise hazardous in fact, including without limitation contaminants, pollutants, asbestos, lead, urea formaldehyde foam insulation, polychlorinated by-phenyls or hydrocarbon products, any materials containing same or derivates thereof, explosives, radioactive substances, petroleum and associated products, underground storage tanks, dangerous or toxic substances or materials, controlled products, and hazardous wastes.

      (m) "INTEREST" means interest at the Interest Rate calculated monthly not in advance and payable on the Principal Amount and such other amounts as provided in this Charge both before and after maturity, default and judgment;

      (n)   "INTEREST ADJUSTMENT DATE" means the 1st day of June, 2005;

      (o) "INTEREST RATE" means the Prime Rate plus 1.25% calculated monthly, not in advance.

      (p) "MONTHLY PAYMENTS" means the monthly interest payment to be made each month for principal and interest at the Interest Rate on the Principal Amount outstanding from time to time based upon a twenty-five (25) year amortization period;

      (q) "PRIME RATE" means the monthly rate of interest announced from time to time by Royal Bank of Canada during the period when interest accrues as a reference rate then in effect for determining interest rates on Canadian Dollar commercial loans made in Canada as established from time to time by Royal Bank of Canada.

      (r) "PRINCIPAL AMOUNT" means the principal amount of $3,500,000.00 in lawful money of Canada as it may be increased or decreased prior to registration of a discharge of this Charge;

      (s) "PROPERTY OR CHARGED PROPERTY" means the lands described in the Charge to which this Schedule is attached and all buildings, fixtures and improvements now or hereafter brought or erected thereon;

      (t)   "RECEIVER" means a receiver or receiver-manager of the Property; and

      (u) "STANDARD CHARGE TERMS" means the set of Standard Charge Terms filed as No. 200033.

4.    CHARGE

      Upon the request of the Chargee, the Chargor hereby gives this Charge and charges the Property as security for full payment to the Chargee of the Principal Amount, Interest and all other amounts payable hereunder and as security for the observance and performance of all of the obligations of the Chargor to the Chargee pursuant to this Charge or otherwise.

5.    MONTHLY PAYMENTS

      Interest on the Principal Amount from time to time advanced prior to the Interest Adjustment Date, computed from the respective dates of such advances to the Interest Adjustment Date, shall, at the option of the Chargee, be deducted from the advances or paid by the Chargor at such time or times as the Chargee may require and such interest may be so deducted or paid in advance; after the Interest Adjustment Date, the Principal Amount with

      Interest computed from the Interest Adjustment Date, shall become due and be paid in Monthly Payments and Interest shall become due and payable on the Balance Due Date. The Monthly Payments, when received, shall be applied firstly to outstanding Costs, and secondly to outstanding Interest and lastly to the outstanding Principal Amount. If any payment received is less than the Interest due to the effective date of receipt of such payment, the Chargee reserves the right, in addition to any other available rights, to add the deficiency to the Principal Amount.

6.    REALTY TAXES

      Paragraph 5 of the Standard Charge Terms is hereby amended by adding the following:

            "Notwithstanding the provisions contained herein, the Chargor will pay to the Chargee on the 1st day of each month an amount stipulated by the Chargee representing monthly tax instalments for the annual property taxes and local improvement assessments for the Property (the "Taxes"), each in an amount determined from time to time by the Chargee. Until there is a default under the Charge, the Chargee shall from time to time make payments to the taxing authority when Taxes are due. Where the Chargee has paid Taxes in excess of those collected, such excess amount shall be payable on demand and shall be secured by the Charge and bear interest at the Interest Rate. After default, the Chargee may, at its sole option, pay Taxes with respect to the Property and such payments will be added to the Principal Amount. The Chargee reserves the right to adjust, from time to time, the estimated monthly tax amount payable based upon Taxes actually levied against the Property."

7.    PREPAYMENT PRIVILEGES

      The Chargor, provided it is not in default, shall have the right at any time or times to prepay the Principal Amount in whole or in part at any time or times during the term of this Charge, without notice, bonus or penalty.

8.    PAYMENTS BY CHARGEE

      The Chargee may pay all premiums of insurance and all Taxes, rates, levies, charges, assessments, utility and heating charges which shall from time to time fall due and be unpaid in respect of the Property and all costs, charges, legal fees (on a substantial indemnity basis) and expenses as deemed necessary by the Chargee, acting reasonably, to preserve the Property and/or to realize upon the Chargee's security and all such payments shall be deemed Costs hereunder.

9.    COSTS

      Costs shall be forthwith due and payable by the Chargor to the Chargee and shall bear interest at the Interest Rate until fully paid.

10.   PROPERTY MANAGEMENT

      The Chargor shall retain professional property management for the Property acceptable to the Chargee. Any change in the management of the Property shall require the prior written approval of the Chargee both as to the manager and the terms and conditions of the management agreement. If at any time during the term of the Charge, the Chargee, acting reasonably, is of the opinion that the management of the Property is not being carried out in a satisfactory manner, having regard to management standards of properties similar to the Property from time to time, the Chargee shall have the right to give the Chargor written notice requiring that, within thirty (30) days from the date of such notice, the management be improved to the Chargee's reasonable satisfaction. The Chargee acknowledges and confirms to the Chargor that the present management structure in respect of the Property is satisfactory to the Chargee.

      If management is not improved to the Chargee's reasonable satisfaction, the Chargee shall have the right to appoint professional property management and the cost of such management shall be borne by the Chargor. In the event that the Chargee appoints professional property management, it shall not constitute the Chargee as a mortgagee in possession of or in control and management of the Property.

11.   REPORTING, INSPECTION, MAINTENANCE AND REPAIRS

      The Chargor shall provide the Chargee with such financial and other reports as the Chargee may require from time to time regarding the Property and its management. The reporting shall include reporting on the payment of operating expenses including, but not limited to, repair and maintenance, utilities, insurance, management fees and cleaning services. The Chargee and its agents shall have the right to inspect the Property at any time upon reasonable notice to the Chargor and to increase the frequency of inspection if a deficiency is identified. Failure of the Chargor to pay operating expenses of the Property in a timely manner shall, at the option of the Chargee, be a default under this Charge. If the Chargee identifies deficiencies in the repair or maintenance of the Property, or perceives a general deterioration in the management of the Property or in the payment of operating expenses, the Chargee may require the Chargor to establish funded repair and maintenance reserves or appoint a consultant or monitor as provided further herein.

12.   CHANGES AND ALTERATIONS

      Any major changes, additions, and/or alterations in excess of $100,000.00 contemplated to the Property, including major changes in usage of the Property, must receive the Chargee's written consent, such consent not to be unreasonably withheld, prior to the commencement of the changes, additions and/or alterations.

      If the Chargor changes and/or alters the Property without the prior written consent of the Chargee being obtained, then the Chargee may, at its option, declare forthwith due and payable the entire balance of the unpaid Principal Amount together with the accrued Interest due thereon.

      The decision to accelerate the Charge shall be at the sole option of the Chargee. Consent to one such transaction shall not be deemed to be a waiver of the right to require consent to future or successive transactions.

      The Chargor will provide reasonable notice to the Chargee of any anticipated or impending transaction which would require the consent of the Chargee under this clause together with such reasonable information as the Chargee may require to determine whether or not to grant its consent thereof.

13.   SUBSEQUENT ENCUMBRANCES

      Save and except for a second Charge/Mortgage of Land to be registered in favour of 1387746 Ontario Inc. ("1387746 Ontario") securing the principal sum of $1,200,000.00, bearing interest at the rate of eight percent (8%) per annum and having a term of fifteen (15) months and a third Charge/Mortgage of Land to be registered in favour of 1387746 Ontario securing the principal sum of $500,000.00, bearing interest at the rate of ten percent (10%) per annum and having a term of fifteen (15) months (collectively hereinafter referred to as the "1387746 Ontario Charges"), the Chargor shall not further mortgage, charge or encumber the Property without the prior written consent of the Chargee. In the event such consent is not obtained, the Chargee may, at its option, declare forthwith due and payable the entire balance of the unpaid Principal Amount together with accrued and unpaid Interest due thereon. The decision to accelerate the Charge shall be at the sole option of the Chargee. Consent to one such transaction shall not be deemed to be a waiver of the right to require consent to future or successive transactions. Provided further in the event consent is given to a subsequent Charge/Mortgage of Land or encumbrance, the Chargor acknowledges such consent shall continue to be predicated on the understanding the subsequent Charge/Mortgage of Land or encumbrance, including the 1387746 Ontario Charges, do not contain a cross default provision to the Charge herein. Furthermore, in the event the Chargor defaults in the payment of any instalment of principal or interest payable under any subsequent Charge/Mortgage of Land, including the 1387746 Ontario Charges, or other encumbrance affecting the Property, whether the Chargee has consented thereto or not, or in the observance or performance of any of the agreements, terms or provisions of any such Charge/Mortgage of Land or other encumbrance, then at the option of the Chargee the entire balance of the unpaid Principal Amount, together with accrued and unpaid Interest due thereon, shall become due and payable at the option of the Chargee and the Chargee shall be entitled to exercise all of its rights and remedies hereunder.

      The Chargor will provide reasonable notice to the Chargee of any anticipated or impending transaction which would require the consent of the Chargee under this clause together with such reasonable information as the Chargee may require to determine whether or not to grant its consent thereof.

14.   SURVIVAL OF COMMITMENT LETTER

      The Chargor acknowledges that this Charge has been delivered pursuant to the terms of the Commitment Letter and that the terms of the Commitment Letter shall survive the delivery and registration of this Charge and that there shall be no merger of those terms in this Charge or in any other security for the loan secured by this Charge. In the event of an inconsistency or conflict between any provision or provisions in the Commitment Letter and any provision or provisions in this Charge and any of the related loan documents, the Lender shall elect which shall prevail.

15.   DUE ON SALE OR CHANGE OF CONTROL

      If:

      (a) the Chargor directly or indirectly sells, conveys, transfers or otherwise disposes of its interest in the Property or any part thereof; or

      (b) the Chargor directly or indirectly agrees to sell, convey, transfer or otherwise dispose of its interest in the Property or any part thereof; or

      (c)   the effective voting control of the Chargor changes; or

      (d)   the Chargor amalgamates or merges;

      without the prior written consent of the Chargee being obtained, such consent not to be unreasonably withheld, then the Chargee may, at its option, declare forthwith due and payable the entire balance of the unpaid Principal Amount together with accrued and unpaid Interest due thereon.

      The decision to accelerate the Charge shall be at the sole option of the Chargee. Consent to one such transaction shall not be deemed to be a waiver of the right to require consent to future or successive transactions.

      The Chargor will provide reasonable notice to the Chargee of any anticipated or impending transaction which would require the consent of the Chargee under this clause together with such reasonable information as the Chargee may require to determine whether or not to grant its consent thereof.

16.   CHARGEE NOT A CHARGEE IN POSSESSION

      It is agreed that the Chargee, in exercising any of its rights under this Charge, shall be deemed not to be a chargee in possession or a mortgagee in possession of the Property.

17.   FINANCIAL REPORTING

      Within one hundred and twenty (120) days after the end of its fiscal year, or if the Chargor is an individual each calendar year or more often if requested by the Chargee, the Chargor will deliver to the Chargee the following documents and information, all of which shall be satisfactory to the Chargee in form and content:

      (a) audited financial statements of the Chargor, including a Balance Sheet and supporting schedules, a detailed Statement of Income and Expenditures and supporting schedules and a statement of Change in Cash Flow;

      (b) audited financial statements of Tarpon Industries Inc., including a Balance Sheet and supporting schedules, a detailed Statement of Income and Expenditures and supporting schedules, and a Statement of Change in Cash Flow;

      (c) audited financial statements in respect of the Property, including a Balance Sheet and supporting schedules and a detailed Statement of Income and Expenditures and supporting schedules;

      (d) a current rent roll for the Property containing such detail as may be required by the Chargee; and

      (e) a budget for the Property for the next fiscal year, forecasting both operating income and expenses and capital expenditures.

18.   SALE BY CHARGOR

      No sale or other dealing by the Chargor with the Property or any part thereof shall in any way change or affect the liability of the Chargor hereunder, or in any way alter the rights of the Chargee as against the Property, the Chargor or any other person or persons liable for payment of the Principal Amount, Interest and Costs.

19.   PLACE OF PAYMENTS

      All payments under this Charge shall be made to the Chargee at its principal offices in Toronto, Ontario or as it or its agents may otherwise direct. Any payment made by the Chargor to the Chargee that is received by the Chargee on a non-Business Day after 1:00 p.m. Eastern Standard Time on any Business Day shall be deemed to have been received by the Chargee on the next Business Day.

20.   INSURANCE

      Paragraph 16 of Standard Charge Terms 200033 is amended by adding the following:

            "Without limiting the obligations of the Chargor under any provision of this Charge, the Chargor shall place or cause to be placed and shall keep in force throughout the term of this Charge the insurance coverage referred to in paragraph 16 of the Standard Charge Terms including, without limitation, the following insurance coverage, in respect of the Property:

            (a) all risks of direct physical loss or damage including, without limitation, coverage for the foundations of all improvements and flood and earthquake coverage, all on a replacement cost basis with loss payable to the Chargee under an Insurance Bureau of Canada mortgage clause; the policy should allow for the improvements on the Property to be completed (if applicable), for partial occupancy and for the Property to be vacant and unoccupied for a period of at least thirty (30) days;

            (b) comprehensive broad form boiler and machinery insurance covering all pressure vessels (whether fired or unfired), air conditioning and miscellaneous electrical apparatus on the Property for an amount satisfactory to the Chargee with loss payable to the Chargee under a Boiler and Machinery Insurance Association mortgage clause;

            (c) business interruption or rental income loss coverage on a gross profits or rentals form sufficient to cover 100% of the loss of rent or loss of business income from the business conducted on the Property for a period of not less than twelve
                  (12) months based on the greater of actual or project revenue in respect of all perils stated in paragraphs (a) and (b) above; and

            (d) comprehensive general liability insurance inclusive of bodily injury, death or property damage or loss, all subject to a per occurrence limit of not less than $5,000,000.00, or such other amount as the Chargee may reasonably request.

            The coverage required by paragraphs (a) and (b) above shall include by-law endorsements acceptable to the Chargee, including but not limited to same site waiver, increased cost of construction, undamaged portion coverage and demolition and debris coverage.

            All policies shall be on a "no co-insurance basis". All such insurance shall be placed with a company or companies satisfactory to the Chargee. Deductible amounts shall also be subject to the Chargee's approval. All cancellations and alteration clauses in any policies of insurance, including those obtained in the mortgage clause endorsements, shall provide for at least thirty (30) days prior written notice to the

            Chargee of any cancellation of or material alteration to the policy. The Chargor shall provide evidence of policy renewal or satisfactory replacement annually, at least thirty (30) days prior to the expiry. The Chargor shall further deliver to the Chargee original or certified copes of all policies required hereunder upon the written request of the Chargee.

            In addition, the Chargee shall be entitled to require coverage of such other risks and perils as the Chargee may from time to time consider advisable or desirable and in respect of which insurance coverage is available."

21.   CONDITION OF THE PROPERTY

      (a)   Environmental Inspection

            The Chargee or an agent of the Chargee may, upon reasonable notice to the Chargor, conduct on-site inspections and other investigations of the Property and of the current and past uses of the Property and, at the sole option of the Chargee, may require an environmental assessment by a qualified environmental consultant acceptable to the Chargee prior to any advance under the Charge and prior to any renewal or extension thereof or, given reasonable cause as determined by the Chargee, at any time during the term of the Charge or any renewal or extension thereof. Without in any way limiting the generality of the foregoing, the Chargee or its agent may enter upon the Property upon reasonable notice to the Chargor to conduct environmental testing, site assessment, investigation or study determined necessary by the Chargee, in its sole discretion. The exercise of any of the powers enumerated in this clause shall not deem the Chargee or its agents to be in possession, management or control of the Property.

            The results of all such inspections, investigations, tests, studies and assessments shall be satisfactory to the Chargee and, without limitation, evidence the absence of any Hazardous Substance of the Property and the absence of any contamination of any part of the Property by any Hazardous Substance. If the results of an environmental assessment, inspection, test, study or investigation conducted during the term of the Charge or any renewal or extension thereof are not satisfactory to the Chargee, acting reasonably, then, at the option of the Chargee, the entire Principal Amount outstanding and accrued Interest thereon shall become immediately due and payable. In this regard, the acceptance of any payments by the Chargee at any time during or after the term of the Charge or any renewal or extension thereof shall not constitute a waiver of or otherwise prejudice the right of the Chargee to demand and receive full repayment of the Charge.

            All costs of such inspections, investigations and environmental assessments shall be borne by the Chargor and shall be paid prior to any advance under the Charge or any renewal thereof or added to the Charge account, as the case may be, and bear interest at the Interest Rate.

      (b)   Representations Regarding Environmental Matters

            The Chargor hereby represents, warrants, covenants and agrees with the Chargee (which representations, warranties, covenants and agreements shall survive satisfaction or release of the Charge debt or extinguishment of the Charge debt) that the Property and all businesses and operations conducted thereon comply with all Environmental Laws. The Property has not been used for or designated as a waste disposal site and, except as disclosed in the environmental audit obtained by the Chargee prior to the advance of funds under this Charge (the "Environmental Audit"), contains no Hazardous Substances and there is no existing or threatened Environmental Proceeding against or affecting the Property. Copies of all existing environmental assessments, audits, tests and reports relating to the Property have been delivered to the Chargee. To the best of the Chargor's knowledge and belief, there are no pending or proposed changes to Environmental Laws or to any Environmental Proceedings that would render illegal or materially restrict or change the present use and operation of the Property. Except as disclosed in the Environmental Audit, neither of the Chargor nor, to the best of the Chargor's knowledge and belief after due inquiry and investigation, any other person or organization: (i) has used or permitted the use of the Property to generate, manufacture, refine, treat, transport, store, handle, dispose, transfer, produce or process Hazardous Substances; (ii) has been subject to any Environmental Proceeding related to the Property; (iii) has caused or permitted the release or discharge of any Hazardous Substance on or in the vicinity of the Property; (iv) has received or otherwise has knowledge of any Environmental Proceedings or of any facts which could give rise to any Environmental Proceeding related to the Property; (v) has undertaken any remediation or clean-up of any Hazardous Substance on or in the vicinity of the Property; or (vi) has defaulted in reporting any occurrence or circumstance to any governmental authority in relation to the Property which is or was required to be reported pursuant to any Environmental Laws.

      (c)   Covenants Regarding Environmental Matters

            The Chargor covenants and agrees it shall: (i) ensure that the Property and the Chargor comply with all Environmental Laws at all times; (ii) not permit any Hazardous Substance to be located, manufactured, stored, spilled, discharged or disposed of at, on or under the Property (except in the ordinary course of business of the Chargor or any tenant and in compliance with all Environmental Laws) nor permit any the activity on or in respect of the Property that might result in any Environmental Proceeding affecting the Property, the Chargor or the Chargee; (iii) notify the Chargee promptly of any threatened or actual Environmental Proceeding; (iv) remediate and sure in a timely manner any non-compliance by the Property or the Chargor with Environmental Laws, including removal of any Hazardous Substances from the Property; (v) maintain all environmental and operating documents and records including all permits, licenses, certificates, approvals, orders and agreements relating to the Property as required by Environmental Laws; (vi) provide the Chargee promptly upon request with such information, documents, records, permits, licenses, certificate, approvals, orders, agreements, environmental audits, reports, assessments and inspections and take such other steps (all at the Chargor's expense) as may be required by the Chargee to confirm and/or ensure compliance by the Property and the Chargor with Environmental Laws, and (vii) execute all consents, authorizations and directions necessary to permit any inspection of the Property by any governmental authority and to permit the release to the Chargee or its representatives of any information relating to the Property and the Chargor.

      (d)   Environmental Indemnity

            Without limiting any other provision of this Charge or any document collateral hereto, the Chargor and Covenantor shall indemnify and pay, protect, defend and save the Chargee, its directors, officers, agents and employees harmless form and against all actions, proceedings, losses, damages, liabilities, claims, demands, judgments, costs, expenses (including legal fees and disbursements on a substantial indemnity basis) (collectively "Environmental Claims"), imposed on, made against or incurred by the Chargee arising from or relating to, directly or indirectly, and whether or not disclosed by the Environmental Audit and whether or not caused by the Chargor or within its control, (i) any actual or alleged breach of Environmental Laws relating to or affecting the Property,
            (ii) the actual or alleged presence, release, discharge or disposition of any Hazardous Substance in, on, over, under, from or affecting all or part of the Property or surrounding lands, including any personal injury or property damage arising therefrom,
            (iii) any actual or threatened Environmental Proceeding affecting the Property including any settlement thereof, (iv) any assessment, investigation, containment, monitoring, remediation and/or removal of all Hazardous Substances from all or part of the Property or surrounding areas or otherwise complying with Environmental Laws, or
            (v) any breach by the Chargor of any covenant hereunder or under any document collateral hereto or under Applicable Law relating to environmental matters. This indemnity shall survive repayment of the Charge, foreclosure upon this Charge and any other extinguishing of the obligations of the Chargor and Covenantor under this Charge and any other exercise by the Chargee of any remedies available to it against the Chargor.

22.   SEPARATE BANK ACCOUNT
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                                                                               9

      In the event of a default under the Charge, or if the Chargor seeks protection under the Companies Creditors Arrangement Act (Canada) or the Bankruptcy and Insolvency Act (Canada), or any other legislation relating to insolvent debtors, the Chargor shall establish a separate project bank account for the Property into which all revenue from the Properly shall be deposited and from which all operating expenses in respect of the Property shall be paid.

23.   CONSTRUCTION LIENS

      At the time of any advance there shall have been full and complete compliance with all requirements of the Construction Lien Act (Ontario), as amended and restated from time to time, and the Chargor shall submit to the Chargee, in form and content satisfactory to the Chargee, evidence of such compliance. The Chargor agrees that the Chargee shall be entitled to withhold from any advance, or pay into court as an advance, such amounts as the Chargee, in its sole discretion, considers advisable to protect its interests from subordination under the provisions of the said Act, and to secure the priority of this Charge over any actual or potential construction liens. Nothing in this paragraph shall be construed to make the Chargee an "Owner" or "Payer" within the definitions of those terms contained in the said Act, nor shall there be, or be deemed to be, any obligation by the Chargor to retain any holdback or otherwise or to maintain on the Charger's behalf any holdback which may be required to be made by the "Owner" or "Payer". Any such obligation shall remain solely the Chargor's obligation. The Chargor hereby covenants and agrees to comply in all respects with the provisions of the said Act.

      The Chargor further covenants and agrees that all improvements made to the Property shall comply in all respects with the provisions of the said Act and if a construction lien is filed against all or part of the Property, then the Chargor shall within twenty (20) days after receipt of notice thereof have the lien vacated or discharged. If the Chargor fails to do so, then, at the option of the Chargee, the Principal Amount together with accrued Interest secured hereby shall forthwith become due and payable or the Chargee shall be entitled to pay into court a sum sufficient to obtain an order vacating such lien or to purchase a financial guarantee bond in the form prescribed under the said Act. All costs, charges and expenses incurred by the Chargee in connection with such payment into court or in connection with the purchase of a financial guarantee bond shall be deemed to be Costs and added to the Principal Amount and shall be a charge on the Property and shall bear interest at the Interest Rate, and shall be payable forthwith by the Chargor to the Chargee. If any person that performs work, labour or services or that provides materials to or for the Property, names the Chargee as a party to any legal proceedings then the Chargor agrees to reimburse the Chargee for any and all legal expenses (on a substantial indemnity basis) incurred by the Chargee in such legal proceedings.

      The Chargor shall provide such additional security, information, documentation and assurances as may be required from time to time by the Chargee during the currency of this Charge to determine and to establish and preserve, in all respects, the priority of this Charge and all advances made hereunder over any rights of lien claimants pursuant to the provisions of the said Act. It is further agreed that the Chargee shall not become a mortgagee in possession by reason only of exercising any of the rights given to it under this paragraph or in making any payment to preserve, protect or secure the Property.

24.   EXPROPRIATION

      In the event the whole or any part of the Property is expropriated, the Chargor agrees all proceeds received from any such expropriation shall be paid directly to the Chargee provided that upon the payment of all amounts secured by this Charge, the Chargee shall have no further claim to any such proceeds.

25.   ADDITIONAL SECURITY

      The Chargor acknowledges a General Assignment of Rents and General Security Agreement (collectively the "Additional Security") are or may be given as further security to this Charge, which Additional Security is being granted by the Chargor to the Chargee and any default under the Additional Security shall constitute default under this Charge and any default under this Charge shall constitute default under the Additional Security and at the option of the Chargee require the entire principal secured under this Charge; together with all accrued and unpaid interest to become due and payable. Payment under the Additional Security shall

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                                                                              10

      constitute payment under this Charge and payment on account of this Charge shall constitute payment under the Additional Security.

      It is agreed the Chargee's rights hereunder shall in no way merge or be affected by any proceedings the Chargee may take under the Additional Security and the Chargee shall not be required to take proceedings under such Additional Security or any part thereof before proceeding under this Charge, and conversely, no proceedings under this Charge shall in any way affect the rights of the Chargee under such Additional Security and the Chargee shall not be required to take proceedings under this Charge before proceeding under the Additional Security or any part thereof.

26.   UNDERTAKINGS

      In the event the Chargor defaults with respect to any undertakings delivered to the Chargee in consideration of the advance of funds under this Charge or with respect to any covenant contained in the terms and provisions contained in this Charge or the Additional Security, such default will be an event of default under this Charge.

27.   RECEIVERSHIP & DEFAULT

      At the option of the Chargee, it shall constitute a default hereunder if the Chargor or the Covenantor shall become insolvent or be the subject of any bankruptcy, arrangement with creditors, proposal, amalgamation or any transaction or series of transactions which results in a change in control of the Chargor or Covenantor, re-organization, or any liquidation, winding-up, dissolution, or receivership or without the Chargee's consent, seeks continuation under the laws of any other jurisdiction. In the event of a default under this Charge, or if the Chargor or Covenantor seek relief under The Companies' Creditors Arrangement Act (Ontario) or other debtor relief legislation, the Chargor will, if requested by the Chargee establish a separate project bank account for the Property.

      Provided and without in any way limiting anything herein contained, in the event that:

      (a) The Chargor makes default in the payment of any principal or Interest or any other monies required to be paid by the Chargor hereunder;

      (b) The Chargor fails to observe or perform any other covenant or agreement herein contained;

      (c) Any material representation or warranty made herein or in the Commitment Letter by the Chargor or any covenantor is at any time while this Charge is outstanding not true;

      (d) Any construction lien is registered against any part of the Property and is not removed within twenty (20) days;

      (e) An order is made or a resolution passed for the winding up of the Chargor, or if a petition is filed for the winding up of the Chargor;

      (f) The Chargor becomes insolvent or makes an unauthorized assignment or bulk sale of the Chargor's assets or if a bankruptcy petition is filed or presented against the Chargor;

      (g) Any proceedings with respect to the Chargor are commenced under The Companies' Creditors Arrangement Act (Ontario);

      (h) An execution, sequestration, extent or any other process of any court becomes enforceable against the Chargor or if a distress or analogous process is levied upon the Property or any part thereof, provided such execution, sequestration, extent, process of court, distress or analogous process is not in good faith being disputed by the Chargor;

      (i) The Chargor shall permit any sum which has been admitted as due by the Chargor or is not disputed to be due by the Chargor and which forms, or is capable of being made, a charge upon any of the Property in priority to or ranking equally with the charge of this Charge to be or remain unpaid;

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                                                                              11

      (j) The Chargor does not comply with or complete any written undertaken delivered to the Chargee with respect to this Charge or any matter provided for in the Commitment Letter.

      (k) Any charge or encumbrance created or issued by the Chargor having the nature of a fixed and/or floating charge shall become enforceable, whether ranking in priority to, or pari passu with this Charge; or,

      (l) The Chargor ceases to carry on its business or if the Chargor commits any act of bankruptcy;

      then, and in any such event, this Charge shall, at the option of the Chargee, be deemed to be in default.

      Provided that, and notwithstanding anything herein contained, it is agreed that at any time and from time to time when this Charge shall be in default, and whether or not the principal has been accelerated, the Chargee may, with or without entry into possession of the Property or any part thereof, and whether or not there has been such entry, by writing under its hand or at its option by application to a court of competent jurisdiction, for and during the period of such default, appoint a Receiver of the Property or any part thereof and of the rents and profits thereof, or of only the rents and profits thereof, and with or without security, and may from time to time by similar writing remove any Receiver and appoint another and that, in making any such appointment or removal, the Chargee shall be deemed to be acting as the agent or attorney for the Chargor. Upon the appointment of a receiver, the following provisions shall apply:

      (a) A statutory declaration of the Chargee as to default under this Charge shall be conclusive evidence thereof for the purpose of the appointment of such Receiver;

      (b) Every such Receiver shall be the agent or attorney of the Chargor, whose appointment is irrevocable by the Chargor, for the collection of all rents or other money receivable in respect of the Property or any part thereof, and the Chargor covenants and agrees to co-operate with and assist the receiver and execute such documentation as the receiver shall reasonably require, in order to effect the aforesaid purposes;

      (c) The Chargee may from time to time in writing fix the remuneration of the Receiver;

      (d) The Receiver shall so far as concerns responsibility for the Receiver's acts or omissions be deemed the agent or attorney of the Chargor and in no event the agent of the Chargee;

      (e) The appointment of the Receiver by the Chargee shall not incur or create any liability on the part of the Chargee to the Receiver in any respect, and such appointment or anything which may be done by the Receiver or the removal of the Receiver or the termination of the receivership shall not have the effect of constituting the Chargee a mortgagee in possession in respect of the Property or any part thereof;

      (f) The Receiver shall have power to exercise any of the powers or discretions of the Chargee hereunder, and may rent or license for use any part of the Property which may become vacant for such term and subject to such provisions as the Receiver may deem advisable or expedient, and in doing so the Receiver shall act as the attorney or agent of the Chargor and shall have the authority to execute under seal any lease in the name of and on behalf of the Chargor, and the Chargor undertakes to ratify and confirm whatever the Receiver may do in connection with the Property;

      (g) The Receiver shall have power to construct or complete any unfinished construction upon the Property so that the Property and the buildings thereon so completed shall be a complete structure;

      (h) The Receiver shall have power to manage, operate, amend, repair, alter or extend the Property or any part thereof as it deems expedient in the name of the Chargor and to carry on or concur in carrying on all or any part of the business of the Chargor;

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                                                                              12

      (i) The Receiver may borrow or raise money on the security of all or any part of the Property in priority to or ranking equal with or subordinate to the charge of this Charge for such purpose as may be approved by the Chargee;

      (j) The Receiver shall not be liable to the Chargor to account for money or damages other than the money actually received by the Receiver in respect of the Property or any part thereof, and out of such money so received the Receiver shall, subject to other written directions from the Chargee, pay or make reasonable reserves for payment in the following order:

            (i)   the Receiver's remuneration and disbursements;

            (ii) all obligations incurred by the Receiver in connection with the management, including leasing and licensing, operation, amendment, repair, alteration or extension of the Property or any part thereof, and in borrowing or raising money on the security of the Property, or any part thereof;

            (iii) interest, principal and other money which may from time to time be or become charged upon the mortgaged lands and premises in priority to this Charge, and all taxes, insurance premiums and every other proper expenditure made or incurred by the Receiver in respect of the Property or any part thereof;

            (iv) to the Chargee all amounts due under this Charge and to the extent elected by the Chargee, amounts to become due hereunder for no more than two (2) months;

            (v) and thereafter any surplus remaining in the hands of the Receiver shall be payable to the Chargor.

      (k) The Chargee may at any time and from time to time terminate any such receivership by notice in writing under its hand to the Chargor and to the Receiver; and

      (l) Save as to surplus money payable to the Chargor, the Chargor releases and discharges die Chargee and the Receiver from every claim of every nature, whether in damages or otherwise, arising by reason of anything done by the Chargee or the Receiver under the provisions of this section, unless such claim be the direct and proximate result of dishonesty or gross neglect.

28.   CURE PERIOD

      Notwithstanding anything contained in this Charge or the Additional Security, the Chargee confirms and acknowledges to the Chargor that in the event of a default under any of the covenants or obligations of the Chargor in this Charge or the Additional Security, prior to the Chargee exercising any of its rights and remedies herein or under the Additional Security or as provided at law, it shall provide the Chargor with written notice of such default and the opportunity to cure such default in the timeframe provided below prior to exercising any rights and remedies herein:

      (i) In the case of a monetary default, five (5) days from receipt of written notice by the Chargor of the monetary default; and

      (ii) In the event of a non-monetary default, twenty (20) days from receipt of written notice by the Chargor of the non-monetary default

29.   NOTICE

      Any notice, direction or other instrument required or permitted to be given under the provisions of this Charge shall be in writing and may be given by delivering same or mailing same or sending same by telegram, telex, telecommunication, facsimile or other similar form of communication, in each case addressed to the Chargee at the address for service indicated under the heading "Chargee" on page of 1 of this Charge to which this Schedule is attached, and to the Chargor and covenantor, if applicable, at the address for service indicated under the heading "Chargor" on page of 1 of this Charge to which this Schedule is attached. Any notice, direction or instrument aforesaid, shall if delivered, be deemed to have been given or

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                                                                              13

      made on the date it was so delivered; if sent by prepaid registered mail, be deemed to have been given or made the fifth day following the day on which it was so mailed; and if sent by telegram, telex, telecommunication, facsimile or other similar form of communication, be deemed to have been given or made on the day it was so sent. Any party may give written notice of change of address in the same manner, in which event any such notice shall thereafter be given to it as above provided at such changed address. In the event of interruption, for any reason, in one or more of the forms of communications listed above, the parties shall use a form which is not so interrupted with the intent that the form of communication used will give the addressee timely notice of the communication.

30.   VALIDITY OF PROVISIONS

      If any provision of this Charge is held to any extent invalid or unenforceable, the remainder of this Charge shall not be affected and shall remain valid and enforceable.

31.   TIME OF THE ESSENCE

      Time shall be of the essence in all matters relating to this Charge.

32.   INTERPRETATION AND HEADINGS

      Wherever in this Charge the singular or masculine is used, the same shall be construed as meaning the plural or the feminine or the neuter where the context or the parties hereto so require. The headings do not form part of this Charge and have been inserted for convenience of reference only.

33.   MISCELLANEOUS PROVISIONS

      In the event of any discrepancy between the provisions contained in this Schedule and the provisions contained in Standard Charge Terms No. 200033, the provisions of this Schedule shall prevail.